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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of ANADARKO PETROLEUM CORPORATION (the "Company"), a Delaware corporation, does hereby constitute and appoint ROBERT J. ALLISON, JR., SUZANNE SUTER and MICHAEL E. ROSE and each of them his true and lawful attorney and agent to do any and all acts and things and execute any and all instruments which, with the advice of Counsel, said attorney and agent may deem necessary or advisable to enable the company to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing under said Act of the Form S-3 Registration Statement registering equity and debt securities, including specifically, but without limitation thereof, to sign his name as an Officer and/or Director of the Company, to the Form S-3 Registration Statement filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with, said S-3 Registration Statement or amendment thereto; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned have subscribed these presents this 18th day of March, 1998.



       Robert J. Allison, Jr.                       James L. Bryan
     -------------------------               -------------------------
       Robert J. Allison, Jr.                       James L. Bryan


         Conrad P. Albert                           John R. Butler, Jr.
     -------------------------               -------------------------
         Conrad P. Albert                           John R. Butler, Jr.


           Larry Barcus                             John R. Gordon
     -------------------------               -------------------------
           Larry Barcus                             John R. Gordon


           Ronald Brown                              John N. Seitz
     -------------------------               -------------------------
           Ronald Brown                              John N. Seitz


          Michael E. Rose                            J. R. Larson
     -------------------------               -------------------------
          Michael E. Rose                            J. R. Larson


           Suzanne Suter
     -------------------------
           Suzanne Suter